Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 85% Portfolio
March 31, 2024
VF85-NPRT1-0524
1.847121.117
Equity Funds - 84.7%
	Shares	Value ($)
Fidelity Canada Fund (a)	124,992	8,405,744
Fidelity Commodity Strategy Fund (a)	26,327	2,436,262
Fidelity Contrafund (a)	714,258	13,549,482
Fidelity Emerging Markets Discovery Fund (a)	349,324	5,742,890
Fidelity Emerging Markets Fund (a)	2,083,157	78,389,201
Fidelity Enhanced International ETF (a)	737,507	21,055,825
Fidelity Enhanced Large Cap Value ETF (a)	579,075	16,908,990
Fidelity Equity-Income Fund (a)	351,844	25,800,749
Fidelity Global Commodity Stock Fund (a)	100,162	1,869,017
Fidelity Hedged Equity Fund (a)	898,585	10,818,960
Fidelity Infrastructure Fund (a)	60,095	743,982
Fidelity International Capital Appreciation Fund (a)	610,915	17,545,492
Fidelity International Discovery Fund (a)	426,232	20,962,094
Fidelity International Small Cap Fund (a)	279,904	9,052,094
Fidelity International Small Cap Opportunities Fund (a)	506,187	10,412,277
Fidelity International Value Fund (a)	1,284,565	13,552,164
Fidelity Japan Fund (a)	113,259	1,925,398
Fidelity Japan Smaller Companies Fund (a)	453,748	7,223,662
Fidelity Low-Priced Stock Fund (a)	668,743	31,919,093
Fidelity Overseas Fund (a)	1,263,018	82,209,872
Fidelity Real Estate Investment Portfolio (a)	104,307	3,936,553
Fidelity Value Discovery Fund (a)	424,611	15,927,174
VIP Stock Selector All Cap Portfolio Investor Class (a)	30,040,302	335,850,575
TOTAL EQUITY FUNDS (Cost $625,126,456)		736,237,550

Fixed-Income Funds - 12.5%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	222,362	2,072,412
Fidelity High Income Fund (a)	271,681	2,094,657
Fidelity Inflation-Protected Bond Index Fund (a)	1,673,745	15,113,917
Fidelity Long-Term Treasury Bond Index Fund (a)	604,460	5,887,440
Fidelity New Markets Income Fund (a)	169,105	2,123,958
Fidelity Total Bond Fund (a)	4,301,019	40,730,654
VIP Investment Grade Bond II Portfolio Investor Class (a)	4,318,953	40,598,157
TOTAL FIXED-INCOME FUNDS (Cost $110,234,234)		108,621,195

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $23,330,005)	23,325,340	23,330,005

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.3% 5/2/24 to 6/20/24 (d) (Cost $1,227,464)	1,240,000	1,227,498

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $759,918,159)	869,416,248
NET OTHER ASSETS (LIABILITIES) - 0.0%	(32,041)
NET ASSETS - 100.0%	869,384,207

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	66	Jun 2024	17,518,050	386,428	386,428
ICE E-mini MSCI EAFE Index Contracts (United States)	134	Jun 2024	15,792,570	188,811	188,811

TOTAL PURCHASED					575,239

Sold

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	66	Jun 2024	3,461,700	227	227

TOTAL FUTURES CONTRACTS					575,466
The notional amount of futures purchased as a percentage of Net Assets is 3.8%
The notional amount of futures sold as a percentage of Net Assets is 0.4%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,227,498.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	6,688,473	19,027,224	2,385,692	219,996	-	-	23,330,005	0.0%
Total	6,688,473	19,027,224	2,385,692	219,996	-	-	23,330,005

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	7,915,360	405,436	254,591	-	3,553	335,986	8,405,744
Fidelity Commodity Strategy Fund	2,363,650	71,402	46,801	-	36	47,975	2,436,262
Fidelity Contrafund	11,357,603	360,243	202,839	9,151	6,895	2,027,580	13,549,482
Fidelity Emerging Markets Discovery Fund	5,635,512	245,865	141,279	-	1,065	1,727	5,742,890
Fidelity Emerging Markets Fund	73,626,545	2,210,180	1,272,629	-	27,593	3,797,512	78,389,201
Fidelity Enhanced International ETF	19,543,936	-	-	172,577	-	1,511,889	21,055,825
Fidelity Enhanced Large Cap Value ETF	15,548,164	-	-	151,139	-	1,360,826	16,908,990
Fidelity Equity-Income Fund	23,295,038	985,751	520,162	84,711	5,511	2,034,611	25,800,749
Fidelity Floating Rate High Income Fund	2,018,095	74,908	25,009	42,624	23	4,395	2,072,412
Fidelity Global Commodity Stock Fund	3,149,967	68,780	1,351,026	-	406,089	(404,793)	1,869,017
Fidelity Hedged Equity Fund	9,971,753	2,695	-	2,695	-	844,512	10,818,960
Fidelity High Income Fund	-	2,096,152	20,293	17,465	1	18,797	2,094,657
Fidelity Inflation-Protected Bond Index Fund	14,904,513	529,422	304,455	5,134	(989)	(14,574)	15,113,917
Fidelity Infrastructure Fund	720,315	28,836	16,745	-	(33)	11,609	743,982
Fidelity International Capital Appreciation Fund	15,982,839	646,277	405,089	-	10,561	1,310,904	17,545,492
Fidelity International Discovery Fund	18,630,495	847,380	530,667	-	13,962	2,000,924	20,962,094
Fidelity International Small Cap Fund	8,656,697	332,748	209,045	-	3,752	267,942	9,052,094
Fidelity International Small Cap Opportunities Fund	9,671,322	439,515	-	-	-	301,440	10,412,277
Fidelity International Value Fund	12,459,531	439,515	275,797	-	2,123	926,792	13,552,164
Fidelity Japan Fund	1,820,067	-	-	-	-	105,331	1,925,398
Fidelity Japan Smaller Companies Fund	6,837,976	-	-	-	-	385,686	7,223,662
Fidelity Long-Term Treasury Bond Index Fund	10,199,317	249,449	4,231,053	63,526	(407,153)	76,880	5,887,440
Fidelity Low-Priced Stock Fund	29,032,604	1,091,343	629,935	-	20,386	2,404,695	31,919,093
Fidelity New Markets Income Fund	2,059,321	70,848	29,864	26,319	158	23,495	2,123,958
Fidelity Overseas Fund	75,065,263	3,193,064	2,002,255	-	37,067	5,916,733	82,209,872
Fidelity Real Estate Investment Portfolio	3,959,349	131,073	76,114	-	3	(77,758)	3,936,553
Fidelity Total Bond Fund	41,847,328	1,588,277	2,190,943	429,345	(59,248)	(454,760)	40,730,654
Fidelity U.S. Low Volatility Equity Fund	7,807,593	37,919	8,010,867	-	1,114,944	(949,589)	-
Fidelity Value Discovery Fund	14,701,329	496,520	286,545	-	3,427	1,012,443	15,927,174
VIP Investment Grade Bond II Portfolio Investor Class	41,702,201	1,184,405	2,030,353	25,506	(61,285)	(196,811)	40,598,157
VIP Stock Selector All Cap Portfolio Investor Class	303,814,232	11,117,383	6,420,776	-	135,926	27,203,810	335,850,575
	794,297,915	28,945,386	31,485,132	1,030,192	1,264,367	51,836,209	844,858,745

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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